UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 25, 2013

(Date of report)

July 18, 2013

(Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300
Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 18, 2013, KapStone Paper and Packaging Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on July 18, 2013 of the acquisition of Longview Fibre Paper and Packaging, Inc. (“Longview”).  This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain historical financial statements of Longview and certain unaudited pro forma financial information in connection with the acquisition of Longview required under Item 9.01(a) and (b) of Form 8-K, which historical financial statements and unaudited pro forma information are filed as exhibits hereto.  Except as set forth herein, the Original Form 8-K remains unchanged.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial statements of the business acquired.

1.  The audited balance sheets of Longview Fibre Paper and Packaging, Inc. (“Longview”) as of December 31, 2012 and December 31, 2011 and related statements of operations, statements of comprehensive income (loss), shareholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2012, and related notes to the financial statements, are attached hereto as Exhibit 99.1.

2.  The unaudited condensed balance sheets of Longview as of June 30, 2013 and December 31, 2012 and related unaudited condensed statements of operations, statements of comprehensive income, shareholders’ deficit and cash flows for the three and six month periods ended June 30, 2013 and June 30, 2012, and related notes, are attached hereto as Exhibit 99.2.

(b)                                 Pro forma financial information.

1.  The unaudited pro forma combined balance sheet of the Company and Longview at June 30, 2013 and the unaudited pro forma combined statements of income for the year ended December 31, 2012 and the six months ended June 30, 2013, and related notes, are attached hereto as Exhibit 99.3.

(d)                                 Exhibits.

23.1                        Consent of Deloitte & Touche LLP, independent auditors for Longview

99.1                        Audited balance sheets of Longview as of December 31, 2012 and December 31, 2011 and related statements of operations, statements of comprehensive income (loss), shareholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2012, and related notes to the financial statements.

99.2                        Unaudited condensed balance sheets of Longview as of June 30, 2013 and December 31, 2012 and related unaudited condensed statements of operations, statements of comprehensive income, shareholders’ deficit and cash flows for the three and six month periods ended June 30, 2013 and June 30, 2012, and related notes.

99.3                        Unaudited pro forma combined balance sheet of the Company and Longview at June 30, 2013 and the unaudited pro forma combined statements of income for the year ended December 31, 2012 and the six months ended June 30, 2013 and related notes.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2013

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer